US GLOBAL INVESTORS, INC

[The following message is available to individuals who call U.S. Global Investors toll-free phone number.]

The week of June 20th ended with the Dow Jones Industrial Average closing at 7796.51, up 14.47 from last Friday's close. The Dow is up 450 points this month and 20.7% for the year. The Russell 2000 index rose 0.39%, the S&P 500 index rose 0.61% and the NASDAQ composite rose 1.69%.

The Consumer Price Index rose 0.1% in May, while the core Consumer Price Index, which excludes food and energy costs, rose 0.2%. Industrial production for the month of May rose 0.4%, an increase spurred on by an expansion in auto production, commercial aircraft output and an increase in high technology goods. This was the tenth consecutive monthly increase in production. Industrial Capacity for the month of May increased to 83.7%, the highest level since September 1995. This may be an indication that the economy is ready to accelerate after a slow second quarter. The bond market rallied this week in light of low inflation indicators and market sentiment that the Fed may abstain from increasing interest rates at the July FOMC meeting. The 30 year bond ended the week with a yield of 6.63%, a 15 basis point decline.

In foreign markets, Hong Kong's Hang Seng Index ended the week with a record close of 15,154.36. The 647.87 point gain was the largest one day point gain ever and the 4.5% increase was the biggest percentage gain since February of 1995. In China, the B-shares markets finished strong across the board. The Shanghai B-share index rose 2.2% to close 85.04 points higher and the Shenzhen B-share index rose 1.7% to close 149.14 points higher.

In the precious metals market, the price of gold ended the week with gold falling below the $340 mark. The Comex division of the New York Merchantile Exchange announced that gold inventories rose 12 thousand troy ounces today. The Joberg Gold Index ended the week down 8.99% at 1027.4 as futures traders aimed to settle their positions before the closeout of contracts on Friday. Gold ended Friday at $339.40, $3.70 lower from last week's close.

MORNINGSTAR RANKINGS AS OF MARCH 1997

                                     1 YEAR            5 YEARS         10 YEARS
                                    ---------          --------        ---------

U.S. Near Term Tax Free Fund        5 stars           4 stars          NA
                                    out of            out of
                                    1751 funds        601 funds

U.S. Tax Free Fund                  5 stars           4 stars          3 stars
                                    out of            out of           out of
                                    1751 funds        601 funds        267 funds

U.S. Real Estate Fund               5 stars           1 star           NA
                                    out of            out of
                                    3048 funds        1016 funds

U.S. All American Equity Fund       5 stars           3 stars          1 star
                                    out of            out of           out of
                                    3048 funds        1076 funds       601 funds

China Region Opportunity Fund       5 stars           NA               NA

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Past  performance  is no  guarantee  of future  results.  Net asset  value  will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. No investment in any mutual fund is either insured nor guarnteed by the U.S. Government. For more information, please contact a shareholder representative..

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 3/31/97. The rate are subject to change every month. Morningstar ratings are calculated from the funds' three-five, and ten year average annual returns in excess of 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. Five stars are awarded to funds in the top 10 % of their category, four stars are awarded to funds in the next 22.5%, three stars are awarded to funds in the next 35%, two stars are awarded to funds in the next 22.5%, and one star is awarded to funds in the bottom 10%.